UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 21, 2016

(Date of earliest event reported)

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1050 17th Street, Suite 800

Denver, Colorado 80265

(Address of principal executive offices and zip code)

(303) 672-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On June 21, 2016, QEP Resources, Inc. (the “Registrant”), through its wholly-owned subsidiary, QEP Energy Company, entered into a definitive purchase and sale agreement (the “Purchase Agreement”) with certain individuals and entities (the “Initial Sellers”) to acquire oil and gas properties in the Permian Basin in Martin County, Texas (the “Acquisition”) from the Initial Sellers and approximately 74 other associated individuals and entities (the “Associated Owners” and, together with the Initial Sellers, the “Sellers”). The Purchase Agreement provides that the Initial Sellers have until July 13, 2016 (the “Election Deadline”), to obtain executed joinders to the Purchase Agreement from the Associated Owners. The oil and gas properties to be acquired from the Initial Sellers and Associated Owners (collectively, the “Assets”) contain approximately 9,400 net acres in Martin County, Texas. Collectively, the Assets owned by the Initial Sellers constitute approximately 82% of the total value of the Assets, based on the Registrant’s allocation of value among the Assets.

The preliminary purchase price for the Assets is approximately $600 million (the “Preliminary Purchase Price”). In addition to customary purchase price adjustments, the Preliminary Purchase Price shall be reduced by the allocated value of any Assets owned by Associated Owners that fail to execute a joinder to the Purchase Agreement (collectively, the “Non-Participating Associated Owners”) prior to the Election Deadline, with such Assets owned by the Non-Participating Associated Owners (the “Non-Assets”) to be excluded from the transactions contemplated by the Purchase Agreement. The Purchase Agreement may be terminated by the Registrant, at its sole option, if the aggregate allocated value of all Non-Assets exceeds 10% of the Preliminary Purchase Price.

The Acquisition has an effective date of April 1, 2016. In connection with the execution of the Purchase Agreement, the Registrant paid a deposit equal to approximately 5% of the Preliminary Purchase Price to an escrow agent. The Registrant expects to close the Acquisition on or before September 30, 2016, subject to title and environmental due diligence and the satisfaction of customary closing conditions.

Following the Registrant’s due diligence, if the aggregate dollar value of any (i) title and environmental defects, plus (ii) any casualty loss amounts, plus (iii) the value of any Assets excluded due to the exercise of preferential purchase rights or unobtained hard consents, plus (iv) the aggregate value of any Assets excluded from the transaction as a result of the Registrant terminating the Purchase Agreement as to any applicable Sellers failing to satisfy the Registrant’s closing conditions exceeds 10% of the Preliminary Purchase Price (as reduced to account for the exclusion of the Non-Assets), then the Registrant retains the right to terminate the Purchase Agreement. If the aggregate dollar value of items (i) through (iii) above exceeds 10% of the Preliminary Purchase Price (as reduced to account for the exclusion of the Non-Assets), then the Sellers retain the right to terminate the Purchase Agreement.

Each party’s separate obligation to consummate the respective portions of the Acquisition is conditioned upon, among other things, (i) confirmation that the counterparties’ representations and warranties are true in all material respects as of the closing, (ii) the counterparties’ performance, in all material respects, of all covenants, (iii) the receipt of all required approvals, (iv) the absence of legal matters prohibiting the Acquisition and (v) the purchase price condition described above.

In addition, the Purchase Agreement contains customary representations, warranties and covenants.

Item 7.01	Regulation FD Disclosure

On June 21, 2016, the Registrant issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “forecasts,” “plans,” “estimates,” “expects,” “intends,” “should,” “will” or other similar expressions. Such statements are based on management’s current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. These forward-looking statements include, but are not limited to, statements regarding the anticipated closing date of the Acquisition. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, but not limited to: disruptions of the Registrant’s ongoing business, distraction of management and employees, increased expenses and adversely affected results of operations from organizational modifications due to the Acquisition; the inability of the parties to satisfy the conditions to the consummation of the Acquisition; the risk that expected efficiencies from the transaction may not be fully realized; changes in natural gas, natural gas liquid (“NGL”) and oil prices; liquidity constraints, including those resulting from the cost or unavailability of financing due to debt and equity capital and credit market conditions, changes in our credit rating, our compliance with loan covenants, the increasing credit pressure on our industry or demands for cash collateral by counterparties to derivative and other contracts; global geopolitical and macroeconomic factors; general economic conditions, including interest rates; changes in local, regional, national and global demand for natural gas, oil and NGL; changes in, adoption of and compliance with laws and regulations, including decisions and policies concerning the environment, climate change, greenhouse gas or other emissions, natural resources, and fish and wildlife, hydraulic fracturing, water use and drilling and completion techniques, as well as the risk of legal proceedings arising from such matters, whether involving public or private claimants or regulatory investigative or enforcement measures; impact of U.S. dollar exchange rates on oil, NGL and natural gas prices; elimination of federal income tax deductions for oil and gas exploration and development; drilling results; shortages of oilfield equipment, services and personnel; the availability of storage and refining capacity; operating risks such as unexpected drilling conditions; transportation constraints; weather conditions; changes in maintenance, service and construction costs; permitting delays; outcome of contingencies such as legal proceedings; inadequate supplies of water and/or lack of water disposal sources; and the other risks discussed in the Registrant’s periodic filings with the Securities and Exchange Commission, including the Risk Factors section of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2015, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. The Registrant undertakes no obligation to publicly correct or update the forward-looking statements to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of QEP Resources, Inc. dated June 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2016	QEP RESOURCES, INC.

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of QEP Resources, Inc. dated June 21, 2016.

5